Exhibit 99.1

11011 Sunset Hills Road
Reston, Virginia 20190	News
www.gd.com

Contact: Jeff A. Davis
Tel: 703 876 3483
press@generaldynamics.com

General Dynamics Reports Third-Quarter 2022 Financial Results

October 26, 2022

•Revenue of $10 billion, up 4.3% year over year
•Net earnings of $902 million, up 4.9% year over year
•Diluted EPS of $3.26, up 6.2% year over year

RESTON, Va. – General Dynamics (NYSE: GD) today reported third-quarter 2022 net earnings of $902 million on revenue of $10 billion. Diluted earnings per share (EPS) were $3.26, a 6.2% increase from the year-ago quarter.

“We saw continued strong demand in the quarter, particularly in Aerospace, Combat Systems and Marine Systems,” said Phebe N. Novakovic, chairman and chief executive officer. “Our businesses delivered solid operating performance and cash flow even as they managed through the challenges of inflation and supply chain constraints.”

Cash
Net cash provided by operating activities in the quarter totaled $1.3 billion, or 142% of net earnings. After $255 million in capital expenditures, the company generated free cash flow of $1 billion, or 114% of net earnings.

Backlog
Orders remained strong across the company with a consolidated book-to-bill ratio, defined as orders divided by revenue, of 1.1-to-1 for the quarter, with particular strength in the Aerospace and Combat Systems segments. In addition to company-wide backlog of $88.8 billion, estimated potential contract value, representing management’s estimate of additional value in unfunded indefinite delivery, indefinite quantity (IDIQ) contracts and unexercised options, was $37 billion. Total estimated contract value, the sum of all backlog components, was $125.8 billion at the end of the quarter.

Aerospace backlog grew in the quarter to $19.1 billion, up 1.4% sequentially and 29.7% from the year-ago quarter.

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Significant awards in the quarter for the three defense segments included $1.4 billion from the U.S. Navy for construction of an additional Expeditionary Sea Base auxiliary support ship and two additional John Lewis-class (T-AO-205) fleet replenishment oilers; a contract worth up to $1.1 billion to produce Abrams main battle tanks in the system enhancement package version 3 (SEPv3) configuration for Poland; an IDIQ contract with a maximum potential value of $910 million to provide information technology infrastructure and modernization support services for the U.S. Air Forces in Europe under the Europe-Wide Information Technology and Enterprise Network program; $700 million from the Navy for maintenance and modernization work on the USS Hartford, a Los Angeles-class submarine; $370 million for various munitions and ordnance; a Navy contract with a maximum potential value of $275 million to support development, production and installation of fire control systems for the Columbia- and Dreadnought-classes of ballistic missile submarines; and $315 million for several key classified contracts.

About General Dynamics
Headquartered in Reston, Virginia, General Dynamics is a global aerospace and defense company that offers a broad portfolio of products and services in business aviation; ship construction and repair; land combat vehicles, weapons systems and munitions; and technology products and services. General Dynamics employs more than 100,000 people worldwide and generated $38.5 billion in revenue in 2021. More information is available at www.gd.com.

Certain statements in this press release, including any statements about the company’s future operational and financial performance, may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Words such as “expects,” “anticipates,” “plans,” “believes,” “forecasts,” “scheduled,” “outlook,” “estimates,” “should” and variations of these words and similar expressions are intended to identify forward-looking statements. Forward-looking statements are based on management’s expectations, estimates, projections and assumptions. These statements are not guarantees of future performance and involve risks and uncertainties that are difficult to predict. Therefore, actual future results and trends may differ materially from what is forecast in forward-looking statements due to a variety of factors. Additional information regarding these factors is contained in the company’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q and its Current Reports on Form 8-K. All forward-looking statements speak only as of the date they were made. The company does not undertake any obligation to update or publicly release revisions to any forward-looking statements to reflect events, circumstances or changes in expectations after the date of this press release.

WEBCAST INFORMATION: General Dynamics will webcast its third-quarter 2022 financial results conference call at 9 a.m. EDT on Wednesday, October 26, 2022. The webcast will be a listen-only audio event available at www.gd.com. An on-demand replay of the webcast will be available by telephone one hour after the end of the call and end on November 2, 2022, at 866-813-9403 (international: +44 204-525-0658); passcode 273572. Charts furnished to investors and securities analysts in connection with General Dynamics’ announcement of its financial results are available at www.gd.com.
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EXHIBIT A
CONSOLIDATED STATEMENT OF EARNINGS - (UNAUDITED)
DOLLARS IN MILLIONS, EXCEPT PER SHARE AMOUNTS

	Three Months Ended		Variance
	October 2, 2022	October 3, 2021	$	%
Revenue	$9,975	$9,568	$407	4.3%
Operating costs and expenses	(8,877)	(8,488)	(389)
Operating earnings	1,098	1,080	18	1.7%
Other, net	41	34	7
Interest, net	(86)	(99)	13
Earnings before income tax	1,053	1,015	38	3.7%
Provision for income tax, net	(151)	(155)	4
Net earnings	$902	$860	$42	4.9%
Earnings per share—basic	$3.29	$3.09	$0.20	6.5%
Basic weighted average shares outstanding	273.9	278.6
Earnings per share—diluted	$3.26	$3.07	$0.19	6.2%
Diluted weighted average shares outstanding	276.4	280.4

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EXHIBIT B
CONSOLIDATED STATEMENT OF EARNINGS - (UNAUDITED)
DOLLARS IN MILLIONS, EXCEPT PER SHARE AMOUNTS

	Nine Months Ended		Variance
	October 2, 2022	October 3, 2021	$	%
Revenue	$28,556	$28,177	$379	1.3%
Operating costs and expenses	(25,572)	(25,200)	(372)
Operating earnings	2,984	2,977	7	0.2%
Other, net	120	95	25
Interest, net	(279)	(331)	52
Earnings before income tax	2,825	2,741	84	3.1%
Provision for income tax, net	(427)	(436)	9
Net earnings	$2,398	$2,305	$93	4.0%
Earnings per share—basic	$8.70	$8.20	$0.50	6.1%
Basic weighted average shares outstanding	275.8	281.1
Earnings per share—diluted	$8.61	$8.16	$0.45	5.5%
Diluted weighted average shares outstanding	278.4	282.4
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EXHIBIT C
REVENUE AND OPERATING EARNINGS BY SEGMENT - (UNAUDITED)
DOLLARS IN MILLIONS

	Three Months Ended		Variance
	October 2, 2022	October 3, 2021	$	%
Revenue:
Aerospace	$2,347	$2,066	$281	13.6%
Marine Systems	2,769	2,637	132	5.0%
Combat Systems	1,788	1,745	43	2.5%
Technologies	3,071	3,120	(49)	(1.6)%
Total	$9,975	$9,568	$407	4.3%
Operating earnings:
Aerospace	$312	$262	$50	19.1%
Marine Systems	238	229	9	3.9%
Combat Systems	271	276	(5)	(1.8)%
Technologies	285	327	(42)	(12.8)%
Corporate	(8)	(14)	6	42.9%
Total	$1,098	$1,080	$18	1.7%
Operating margin:
Aerospace	13.3%	12.7%
Marine Systems	8.6%	8.7%
Combat Systems	15.2%	15.8%
Technologies	9.3%	10.5%
Total	11.0%	11.3%

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EXHIBIT D
REVENUE AND OPERATING EARNINGS BY SEGMENT - (UNAUDITED)
DOLLARS IN MILLIONS

	Nine Months Ended		Variance
	October 2, 2022	October 3, 2021	$	%
Revenue:
Aerospace	$6,117	$5,575	$542	9.7%
Marine Systems	8,071	7,656	415	5.4%
Combat Systems	5,129	5,464	(335)	(6.1)%
Technologies	9,239	9,482	(243)	(2.6)%
Total	$28,556	$28,177	$379	1.3%
Operating earnings:
Aerospace	$793	$677	$116	17.1%
Marine Systems	660	639	21	3.3%
Combat Systems	743	786	(43)	(5.5)%
Technologies	887	941	(54)	(5.7)%
Corporate	(99)	(66)	(33)	(50.0)%
Total	$2,984	$2,977	$7	0.2%
Operating margin:
Aerospace	13.0%	12.1%
Marine Systems	8.2%	8.3%
Combat Systems	14.5%	14.4%
Technologies	9.6%	9.9%
Total	10.4%	10.6%

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EXHIBIT E
CONSOLIDATED BALANCE SHEET
DOLLARS IN MILLIONS

	(Unaudited)
	October 2, 2022	December 31, 2021
ASSETS
Current assets:
Cash and equivalents	$2,496	$1,603
Accounts receivable	2,794	3,041
Unbilled receivables	8,111	8,498
Inventories	6,257	5,340
Other current assets	1,347	1,505
Total current assets	21,005	19,987
Noncurrent assets:
Property, plant and equipment, net	5,565	5,417
Intangible assets, net	1,921	1,978
Goodwill	20,155	20,098
Other assets	2,470	2,593
Total noncurrent assets	30,111	30,086
Total assets	$51,116	$50,073
LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Short-term debt and current portion of long-term debt	$2,252	$1,005
Accounts payable	3,106	3,167
Customer advances and deposits	6,661	6,266
Other current liabilities	3,640	3,540
Total current liabilities	15,659	13,978
Noncurrent liabilities:
Long-term debt	9,239	10,490
Other liabilities	8,567	7,964
Total noncurrent liabilities	17,806	18,454
Shareholders’ equity:
Common stock	482	482
Surplus	3,511	3,278
Retained earnings	36,774	35,420
Treasury stock	(20,638)	(19,619)
Accumulated other comprehensive loss	(2,478)	(1,920)
Total shareholders’ equity	17,651	17,641
Total liabilities and shareholders’ equity	$51,116	$50,073

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EXHIBIT F
CONSOLIDATED STATEMENT OF CASH FLOWS - (UNAUDITED)
DOLLARS IN MILLIONS

	Nine Months Ended
	October 2, 2022	October 3, 2021
Cash flows from operating activities—continuing operations:
Net earnings	$2,398	$2,305
Adjustments to reconcile net earnings to net cash from operating activities:
Depreciation of property, plant and equipment	420	408
Amortization of intangible and finance lease right-of-use assets	224	242
Equity-based compensation expense	140	96
Deferred income tax benefit	(132)	(38)
(Increase) decrease in assets, net of effects of business acquisitions:
Accounts receivable	259	133
Unbilled receivables	422	(252)
Inventories	(915)	94
Increase (decrease) in liabilities, net of effects of business acquisitions:
Accounts payable	(68)	(291)
Customer advances and deposits	1,598	228
Other liabilities	(309)	(455)
Other, net	(127)	119
Net cash provided by operating activities	3,910	2,589
Cash flows from investing activities:
Capital expenditures	(620)	(502)
Other, net	(378)	1
Net cash used by investing activities	(998)	(501)
Cash flows from financing activities:
Purchases of common stock	(1,119)	(1,491)
Dividends paid	(1,024)	(983)
Repayment of fixed-rate notes	—	(2,500)
Proceeds from commercial paper, gross (maturities greater than 3 months)	—	1,997
Proceeds from fixed-rate notes	—	1,497
Repayment of floating-rate notes	—	(500)
Other, net	103	223
Net cash used by financing activities	(2,040)	(1,757)
Net cash provided (used) by discontinued operations	21	(16)
Net increase in cash and equivalents	893	315
Cash and equivalents at beginning of period	1,603	2,824
Cash and equivalents at end of period	$2,496	$3,139

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EXHIBIT G
ADDITIONAL FINANCIAL INFORMATION - (UNAUDITED)
DOLLARS IN MILLIONS, EXCEPT PER SHARE AMOUNTS

Other Financial Information:
	October 2, 2022	December 31, 2021
Debt-to-equity (a)	65.1%	65.2%
Book value per share (b)	$64.29	$63.54
Shares outstanding	274,548,961	277,620,943

	Third Quarter		Nine Months
	2022	2021	2022	2021
Income tax payments, net	$202	$257	$767	$502
Company-sponsored research and development (c)	$124	$112	$361	$295
Return on sales (d)	9.0%	9.0%	8.4%	8.2%

Non-GAAP Financial Measures:
	Third Quarter		Nine Months
	2022	2021	2022	2021
Free cash flow:
Net cash provided by operating activities	$1,283	$1,471	$3,910	$2,589
Capital expenditures	(255)	(196)	(620)	(502)
Free cash flow (e)	$1,028	$1,275	$3,290	$2,087

	October 2, 2022	December 31, 2021
Net debt:
Total debt	$11,491	$11,495
Less cash and equivalents	2,496	1,603
Net debt (f)	$8,995	$9,892
(a)Debt-to-equity ratio is calculated as total debt divided by total equity as of the end of the period.

(b)Book value per share is calculated as total equity divided by total outstanding shares as of the end of the period.

(c)Includes independent research and development and Aerospace product-development costs.

(d)Return on sales is calculated as net earnings divided by revenue.

(e)We define free cash flow as net cash provided by operating activities less capital expenditures. We believe free cash flow is a useful measure for investors because it portrays our ability to generate cash from our businesses for purposes such as repaying debt, funding business acquisitions, repurchasing our common stock and paying dividends. We use free cash flow to assess the quality of our earnings and as a key performance measure in evaluating management.

(f)We define net debt as short- and long-term debt (total debt) less cash and equivalents. We believe net debt is a useful measure for investors because it reflects the borrowings that support our operations and capital deployment strategy. We use net debt as an important indicator of liquidity and financial position.

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EXHIBIT H
BACKLOG - (UNAUDITED)
DOLLARS IN MILLIONS

	Funded	Unfunded	Total Backlog	Estimated Potential Contract Value*	Total Estimated Contract Value
Third Quarter 2022:
Aerospace	$18,536	$516	$19,052	$773	$19,825
Marine Systems	26,966	15,273	42,239	3,263	45,502
Combat Systems	13,305	534	13,839	5,754	19,593
Technologies	10,130	3,573	13,703	27,162	40,865
Total	$68,937	$19,896	$88,833	$36,952	$125,785
Second Quarter 2022:
Aerospace	$18,237	$549	$18,786	$877	$19,663
Marine Systems	26,965	14,873	41,838	3,904	45,742
Combat Systems	13,236	202	13,438	6,939	20,377
Technologies	9,448	4,120	13,568	27,028	40,596
Total	$67,886	$19,744	$87,630	$38,748	$126,378
Third Quarter 2021:
Aerospace	$14,312	$378	$14,690	$1,974	$16,664
Marine Systems	24,639	21,684	46,323	5,127	51,450
Combat Systems	13,040	308	13,348	7,594	20,942
Technologies	9,619	4,118	13,737	26,784	40,521
Total	$61,610	$26,488	$88,098	$41,479	$129,577

*The estimated potential contract value includes work awarded on unfunded indefinite delivery, indefinite quantity (IDIQ) contracts and unexercised options associated with existing firm contracts, including options and other agreements with existing customers to purchase new aircraft and aircraft services. We recognize options in backlog when the customer exercises the option and establishes a firm order. For IDIQ contracts, we evaluate the amount of funding we expect to receive and include this amount in our estimated potential contract value. The actual amount of funding received in the future may be higher or lower than our estimate of potential contract value.

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EXHIBIT H-1
BACKLOG - (UNAUDITED)
DOLLARS IN MILLIONS

$100,000
$90,000
$80,000
$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
$85,732
$82,669
$81,520
$89,489
$89,581
$89,247
$88,098
$87,594
$87,234
$87,630
$88,833
1Q20
2Q20
3Q20
4Q20
1Q21
2Q21
3Q21
4Q21
1Q22
2Q22
3Q22

Funded Backlog	Unfunded Backlog

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EXHIBIT H-2
BACKLOG BY SEGMENT - (UNAUDITED)
DOLLARS IN MILLIONS

AEROSPACE
$20,000
$15,000
$10,000
$5,000
$0
$14,690
$16,293
$17,615
$18,786
$19,052
3Q21
4Q21
1Q22
2Q22
3Q22

MARINE SYSTEMS
$60,000
$45,000
$30,000
$15,000
$0
$46,323
$44,855
$42,914
$41,838
$42,239
3Q21
4Q21
1Q22
2Q22
3Q22

COMBAT SYSTEMS

$20,000
$15,000
$10,000
$5,000
$0
$13,348
$13,093
$13,059
$13,438
$13,839
3Q21
4Q21
1Q22
2Q22
3Q22

TECHNOLOGIES
$20,000
$15,000
$10,000
$5,000
$0
$13,737
$13,353
$13,646
$13,568
$13,703
3Q21
4Q21
1Q22
2Q22
3Q22

Funded Backlog	Unfunded Backlog

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EXHIBIT I
THIRD QUARTER 2022 SIGNIFICANT ORDERS - (UNAUDITED)
DOLLARS IN MILLIONS

We received the following significant contract awards during the third quarter of 2022:
Marine Systems:
•$1.4 billion from the U.S. Navy for construction of an additional Expeditionary Sea Base (ESB) auxiliary support ship and two additional John Lewis-class (T-AO-205) fleet replenishment oilers following orders for long-lead materials awarded in the second quarter of 2022. The award also includes a $715 option for an additional T-AO-205 oiler.
•$700 from the Navy for maintenance and modernization work on the USS Hartford, a Los Angeles-class submarine.
•$235 from the Navy to provide engineering, technical, design and planning yard support services for operational strategic and attack submarines.
•$45 from the Navy for lead yard services, development studies and design efforts for Virginia-class submarines.
Combat Systems:
•A contract worth up to $1.1 billion to produce Abrams main battle tanks in the system enhancement package version 3 (SEPv3) configuration for Poland.
•$370 for various munitions and ordnance.
•$165 to produce 39 additional light armored vehicles (LAVs) for the Canadian government.
•$125 from the U.S. Army to provide system and sustainment technical support services for Abrams main battle tanks.
•$80 from the Army for the production of Hydra-70 rockets.
•$40 from the U.S. Defense Logistics Agency (DLA) to provide spare parts for Abrams main battle tanks.
Technologies:
•An IDIQ contract to provide information technology (IT) infrastructure and modernization support services for the U.S. Air Forces in Europe under the Europe-Wide Information Technology and Enterprise Network (EITEN) program. The contract has a maximum potential value of $910.
•$315 for several key classified contracts.
•A contract from the Navy to support development, production and installation of fire control systems for the Columbia- and Dreadnought-classes of ballistic missile submarines. The contract has a maximum potential value of $275.
•$60 to provide the Army National Guard with an integrated network and security operations center. The contract has a maximum potential value of $265.
•$160 from the U.S. Department of State (DoS) to provide overseas consular services to support visa application and issuance at U.S. embassies and consulates throughout the world under the Global Support Strategy (GSS) program.
•$95 to provide IT network operations and maintenance services for the Army.
•$85 from the Army for computing and communications equipment under the Common Hardware Systems-5 program.
•$70 from the Army to provide hardware, software and logistics sustainment support.
•$55 from the U.S. Air Force for the Battlefield Information Collection and Exploitation System (BICES) program to provide intelligence information sharing capabilities.
•$50 from the Defense Information Systems Agency (DISA) to provide enterprise network and telecommunications services.
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EXHIBIT J
AEROSPACE SUPPLEMENTAL DATA - (UNAUDITED)

	Third Quarter		Nine Months
	2022	2021	2022	2021
Gulfstream Aircraft Deliveries (units):
Large-cabin aircraft	28	25	66	68
Mid-cabin aircraft	7	6	16	12
Total	35	31	82	80

Aerospace Book-to-Bill:
Orders*	$2,705	$3,247	$9,600	$8,996
Revenue	2,347	2,066	6,117	5,575
Book-to-Bill Ratio	1.15x	1.57x	1.57x	1.61x

*Does not include customer defaults, liquidated damages, cancellations, foreign exchange fluctuations and other backlog adjustments.

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